UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2021

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 6000	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 21, 2021, Cardlytics, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2021. Of the 31,769,783 shares outstanding as of the record date, March 29, 2021, 28,673,145 shares or 90.25% of the shares outstanding as of the record date, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.
Proposal No. 1: Election of three nominees to serve as directors until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
John V. Balen	21,181,575	5,078,865
Aimée Lapic	22,541,554	3,718,886
Jessica Jensen	26,005,145	255,295
Broker Non-Votes: 2,412,705.
Accordingly, all nominees were elected.

Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Deloitte & Touche LLP	28,403,547	246,196	23,078
Accordingly, the Company’s stockholders approved Proposal No. 2.
Proposal No. 3: Advisory vote to approve compensation of the Company's named executive officers. The votes were cast as follows:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Approval of Compensation of the Company's Named Executive Officers	25,727,860	507,292	24,964	2,412,705
Accordingly, the Company’s stockholders approved, on a non-binding advisory basis, Proposal No. 3.
Proposal No. : Advisory vote to approve the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers. The votes were cast as follows:

	1 year	2 years	3 years	Abstained
Preferred Frequency of Stockholder Advisory Votes on the Compensation of the Company's Named Executive Officers	26,114,466	20,056	102,318	23,276
Accordingly, the Company’s stockholders indicated, on a non-binding advisory basis, the preferred frequency for the solicitation of future advisory stockholder approval of compensation paid to the Company’s named executive officers be held every year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	May 21, 2021	By:	/s/ Andrew Christiansen
Andrew Christiansen
Chief Financial Officer (Principal Financial and Accounting Officer)